Exhibit h (i)

                 Shares

MAINSTAY CBRE GLOBAL INFRASTRUCTURE MEGATRENDS FUND

COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.001
PER SHARE

UNDERWRITING AGREEMENT

[___], 2021

[___], 2021

Morgan Stanley & Co. LLC
[Other Co-Managers]

c/o	Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036

[NAME]
[ADDRESS]
[ADDRESS]

Ladies and Gentlemen:

MainStay CBRE Global Infrastructure Megatrends Fund, a Delaware statutory trust (the “Fund”), is a newly organized, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) [_____] shares of its common shares of beneficial interest, par value $0.001 per share (the “Firm Shares”). The Fund also proposes to issue and sell to the several Underwriters not more than an additional [_____] shares of its common shares of beneficial interest, par value $0.001 per share (the “Additional Shares”), if and to the extent that Morgan Stanley & Co. LLC (“Morgan Stanley”) and [_____], as representatives of the offering (the “Representatives”), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common shares of beneficial interest granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The common shares of beneficial interest, par value $0.001 per share of the Fund to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Shares.”

New York Life Investment Management LLC (the “Manager”) acts as the Fund’s investment manager pursuant to a Management Agreement between the Manager and the Fund (the “Management Agreement”). CBRE Investment Management Listed Real Assets LLC (the “Subadvisor” and together with the Manager, the “Advisors” and each, an “Advisor”) act as the subadvisor to the Fund pursuant to a Subadvisory Agreement between the Manager and the Subadvisor (the “Subadvisory Agreement”).

The Fund has filed with the Securities and Exchange Commission (the “Commission”) a notification on Form N-8A (the “Notification”) of registration of the Fund as an investment company under the Investment Company Act and a registration statement on Form N-2, including a prospectus and a statement of additional information incorporated by reference in the prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares and filed with the Commission in accordance with Rule 424(b) of the Securities Act, including the statement of additional information incorporated therein by reference, is hereinafter referred to as the “Prospectus;” any prospectus delivered to any person by the Fund, an Advisor or at the direction of the Fund or an Advisor by any agent or affiliate thereof before such Registration Statement became effective, and any prospectus that omitted the information included in any such Prospectus that was omitted from such Registration Statement at the time it became effective pursuant to paragraph (b) of Rule 430A that was delivered after such effectiveness and prior to the execution and delivery of this Agreement, including the statement of additional information incorporated by reference therein, is hereinafter referred to as a “preliminary prospectus.” If the Fund has filed an abbreviated registration statement to register additional Common Shares pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. The Investment Company Act and the Securities Act are hereinafter referred to collectively as the “Acts,” the Investment Advisers Act of 1940, as amended, is hereinafter referred to as the “Advisers Act” and the rules and regulations of the Commission under the Acts, the Advisers Act and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are hereinafter referred to collectively as the “Rules and Regulations.”

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Omitting Prospectus” means any advertisement used in the public offering of the Shares pursuant to Rule 482 of the Rules and Regulations (“Rule 482”) and “Time of Sale Prospectus” means the preliminary prospectus, dated [      ], 2021, including the statement of additional information incorporated therein by reference, each Omitting Prospectus identified on Schedule II hereto as a Retail Omitting Prospectus and the pricing information set forth on Schedule III hereto, all considered together. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein, including the statement of additional information.

1.            Representations and Warranties of the Fund and the Advisors. The Fund and the Advisors, jointly and severally, represent and warrant to and agree with each of the Underwriters that:

(a)           The Fund meets the requirements for the use of Form N-2 under the Acts. The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or threatened by the Commission.

(b)           (i) The Registration Statement, when it became effective under the Securities Act, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Acts and the applicable Rules and Regulations thereunder, (iii) the Time of Sale Prospectus and any free writing prospectus prepared by the Fund (a “Fund free writing prospectus”) does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers did not, and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus and any Fund free writing prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus, any Fund free writing prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Fund in writing by such Underwriter through the Representatives expressly for use therein.

(c)           The Fund is not an “ineligible issuer” as defined in Rule 405 under the Securities Act for purposes of Rules 164 and 433 under the Securities Act. Any Fund free writing prospectus that the Fund is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each Fund free writing prospectus that the Fund has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Fund complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and electronic road shows, if any, each furnished to the other party before first use, the parties have not prepared, used or referred to, and will not, without the other party’s prior consent, prepare, use or refer to, any free writing prospectus.

(d)           The Fund has been duly organized, is validly existing as an unincorporated business trust in good standing under the laws of the State of Massachusetts, has the power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (i) could reasonably be expected, singly or in the aggregate, to have a material adverse effect on the Fund’s performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) could reasonably be expected, singly or in the aggregate, to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business, operations or properties of the Fund, whether or not arising from transactions in the ordinary course of business (“Fund Material Adverse Effect”). The Fund has no subsidiaries.

(e)           The Fund is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission. No person is serving or acting as an officer or trustee of, or investment adviser to, the Fund except in accordance with the provisions of the Investment Company Act and the Advisers Act. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no trustee of the Fund is an “interested person” of the Fund or an “affiliated person” of any Underwriter (each as defined in the Investment Company Act).

(f)            Each of this Agreement, the Management Agreement, the Subadvisory Agreement, the Custodian Agreement between [ ] (the “Custodian”) and the Fund (the “Custodian Agreement”), the Transfer Agency and Services Agreement between [ ] (the “Transfer Agent”) and the Fund (the “Transfer Agency Agreement”), the Fund Administration and Accounting Services Agreement between [ ] (the “Administrator”) and the Fund (the “Administration Agreement”), the Subscription Agreement between [ ] and the Fund (the “Subscription Agreement”) and [add other material agreements] (this Agreement, the Management Agreement, the Subadvisory Agreement, the Custodian Agreement, the Transfer Agency Agreement, the Administration Agreement and the Subscription Agreement [add other material agreements as necessary] being referred to herein collectively as the “Fundamental Agreements”) has been duly authorized, executed and delivered by the Fund and complies with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. The Fund has adopted the Dividend Reinvestment Plan (the “Plan”). Each Fundamental Agreement, other than this Agreement, and the Plan is a valid and binding agreement of the Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(g)           None of (A) the execution and delivery by the Fund of, and the performance by the Fund of its obligations under, each Fundamental Agreement or the adoption by the Fund of the Plan, or (B) the issue and sale by the Fund of the Shares as contemplated by this Agreement contravenes or will contravene any provision of applicable law or the Agreement and Declaration of Trust (the “Declaration”) and Bylaws of the Fund or any agreement or other instrument binding upon the Fund that is material to the Fund, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Fund, whether foreign or domestic. No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Fund of its obligations under the Fundamental Agreements or the Plan, except such as have been obtained and as may be required by the Acts, the Advisers Act, the Exchange Act, or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares.

(h)           The authorized common shares of the Fund conforms in all material respects to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus, and the Declaration and Bylaws of the Fund, the Fundamental Agreements and the Plan conform in all material respects to the descriptions thereof contained in each of the Time of Sale Prospectus and the Prospectus.

(i)            The Declaration and Bylaws of the Fund, the Fundamental Agreements and the Plan comply with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations, and all approvals of such documents required under the Investment Company Act by the Fund’s shareholders and Board of Trustees have been obtained and are in full force and effect.

(j)            The Fundamental Agreements (other than this Agreement) and the Plan are in full force and effect and neither the Fund nor any other party to any such agreement is in default thereunder, and no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. The Fund is not currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected.

(k)           The Common Shares outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

(l)            The Shares have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to any preemptive or similar rights.

(m)          The Shares and any Common Shares outstanding prior to the issuance of the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. The Fund’s registration statement on Form 8-A under the Exchange Act is effective.

(n)           Each Omitting Prospectus (i) complies with the requirements of Rule 482, (ii) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading, (iii) complied and will comply in all material respects with the Acts, the Rules and Regulations and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (iv) has been duly filed with FINRA and FINRA has issued no objections with respect thereto. Except for the Omitting Prospectuses identified on Schedule II hereto, the Fund has not prepared, used or referred to and will not, without the Representatives’ prior written consent, prepare, use or refer to any prospectus or other advertising material in reliance upon Rule 482.

(o)           Any advertising, sales literature, or other promotional material (including, but not limited to, “broker kits,” “road show slides,” and “road show scripts”), whether in printed or electronic form, prepared by or at the direction of the Fund or an Advisor for use or used in connection with the offering and sale of the Shares (collectively, “Sales Material”), does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All Sales Material complied and will comply in all material respects with the Acts, the Rules and Regulations and the rules and regulations of FINRA, and if required to be filed with FINRA under FINRA’s conduct rules, were so filed.

(p)           The Fund intends to direct the investment of the proceeds of the offering described in the Registration Statement, the Time of Sale Prospectus and the Prospectus in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund is eligible and intends to qualify as a regulated investment company under Subchapter M of the Code.

(q)           There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties or operations of the Fund from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

(r)            There are no legal or governmental proceedings pending or threatened to which the Fund is a party or to which any of the properties of the Fund is subject (i) other than proceedings accurately described in all material respects in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not, singly or in the aggregate, have a Fund Material Adverse Effect, or on the power or ability of the Fund to perform its obligations under this Agreement or to consummate the transactions contemplated by each of the Time of Sale Prospectus and the Prospectus or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(s)           The Fund has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, except to the extent that the failure to obtain or file the foregoing would not, singly or in the aggregate, have a Fund Material Adverse Effect.

(t)            Each preliminary prospectus (including the statement of additional information incorporated therein by reference) filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424(b) under the Securities Act, complied when so filed in all material respects with the Acts and the applicable Rules and Regulations.

(u)           The financial statements included or incorporated by reference in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and present fairly the financial position of the Fund as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby except for any normal year-end adjustments in the Fund’s quarterly financial statements. The other financial information included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the Fund and presents fairly in all material respects the information shown thereby. The statistical, industry-related and market-related data included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources which the Fund reasonably and in good faith believes are reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects.

(v)           KPMG LLP, who have certified certain financial statements of the Fund and delivered its report with respect to the audited financial statements and schedules filed with the Commission as part of the Registration Statement and included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Fund within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(w)           There are no material restrictions, limitations or regulations with respect to the ability of the Fund to invest its assets as described in the Time of Sale Prospectus and the Prospectus, other than as described therein.

(x)           All advertisements authorized by the Fund for use in the offering of the Shares complied and will comply with the requirements of the Acts, the applicable Rules and Regulations and the rules and regulations of FINRA and there are no such advertisements other than (i) the Omitting Prospectuses identified in Schedule II hereto and (ii) any advertisement that complies with Rule 135a of the Rules and Regulations and that the Representatives has approved in writing.

(y)           There are no contracts, agreements or understandings between the Fund and any person granting such person the right to require the Fund to file a registration statement under the Securities Act with respect to any securities of the Fund or to require the Fund to include such securities with the Shares registered pursuant to the Registration Statement.

(z)           The expense summary information set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Summary of Fund Expenses” has been prepared in accordance with the requirements of Form N-2 and any fee projections or estimates, if applicable, are reasonably based and attainable.

(aa)         Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Fund has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Fund has not purchased any of its outstanding shares of beneficial interest, nor declared, paid or otherwise made any dividend or distribution of any kind on its shares of beneficial interest (other than, in the event this representation and warranty is made after the Closing Date, ordinary and customary dividends declared and payable after the Closing Date); and (iii) there has not been any material change in the shares of beneficial interest, short-term debt or long-term debt of the Fund.

(bb)         (i) The Fund owns or has a valid license to all patents, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property Rights”) used in or reasonably necessary to the conduct of tits business; (ii) the Intellectual Property Rights owned by the Fund and, to the Fund’s knowledge, the Intellectual Property Rights licensed to the Fund, are valid, subsisting and enforceable, and there is no pending or, to the Fund’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property Rights; (iii) the Fund has not received any notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Fund Material Adverse Effect; (iv) to the Fund’s knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned by the Fund; (v) the Fund does not infringe, misappropriate or otherwise violate, nor has not infringed, misappropriated or otherwise violated, any Intellectual Property Rights; (vi) all employees or contractors engaged in the development of Intellectual Property Rights on behalf of the Fund have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property Rights to the Fund, and to the Fund’s knowledge no such agreement has been breached or violated; and (vii) the Fund use, and have used, commercially reasonable efforts to appropriately maintain all information intended to be maintained as a trade secret.

(cc)         (i) The Fund uses and has used any and all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Software”) in compliance with all license terms applicable to such Open Source Software; and (ii) the Fund does not use or distribute nor has used or distributed any Open Source Software in any manner that requires or has required (A) the Fund to permit reverse engineering of any software code or other technology owned by the Fund or (B) any software code or other technology owned by the Fund to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge.

(dd)        (i) The Fund has complied and is presently in compliance with all internal and external privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Fund of personal, personally identifiable, household, sensitive, confidential or regulated data (“Data Security Obligations”, and such data, “Data”); (ii) the Fund has not received any notification of or complaint regarding and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Data Security Obligation; and (iii) of there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or threatened alleging non-compliance with any Data Security Obligation.

(ee)         The Fund has taken all technical and organizational measures necessary to protect the information technology systems and Data used in connection with the operation of the Fund’s businesses. Without limiting the foregoing, the Fund has used reasonable efforts to establish and maintain, and has established, maintained, implemented and complied with, reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or Data used in connection with the operation of the Fund’s business (“Breach”). There has been no such Breach, and the Fund has not been notified of and have no knowledge of any event or condition that would reasonably be expected to result in, any such Breach.

(ff)          The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the date of the Fund’s most recent audited financial statements included or incorporated by reference in the Prospectus, there has been (i) no material weakness in the Fund’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting. The Fund maintains “disclosure controls and procedures” (as such term is defined in Rule 30a-3 under the Investment Company Act) and such disclosure controls and procedures are effective as required by the Investment Company Act and the applicable Rules and Regulations.

(gg)         Neither the Fund nor any employee nor agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention is of a character required to be disclosed in the Time of Sale Prospectus, the Prospectus or the Registration Statement.

(hh)        Transfer Agent is duly enrolled as a participant in the Fast Automated Transfer Program (FAST) of The Depository Trust Company (“DTC”).

(ii)           The Fund does not own any real property and the Fund does not hold under lease any real property or buildings.

(jj)            There is and has been no failure on the part of the Fund and any of the Fund’s trustees or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”).

(kk)         (i) None of the Fund or its affiliates, or any trustee, officer, or employee thereof, or, to the Fund’s knowledge, any agent or representative of the Fund or of any of its or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) the Fund and its affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) the Fund will not use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(ll)           The operations of the Fund have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Fund conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Fund or the Advisors, threatened.

(mm)       (i) None of the Fund, or any trustee, officer, or employee thereof, or, to the Fund’s or the Advisors’ knowledge, any agent, affiliate or representative of the Fund, is an individual or entity (“Fund Person”) that is, or is owned or controlled by one or more Fund Persons that are: (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria).

(ii)           The Fund will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any, joint venture partner or other Fund Person: (A) to fund or facilitate any activities or business of or with any Fund Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Fund Person (including any Fund Person participating in the offering, whether as underwriter, adviser, investor or otherwise).

(iii)          The Fund has not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Fund Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(nn)        The Fund (i) has not alone engaged in any Testing-the-Waters Communication with any person and (ii) has not authorized anyone other than Morgan Stanley to engage in Testing-the-Waters Communications. The Fund reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Fund has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.

2.            Representations and Warranties of the Advisors. The Advisors, jointly and severally, represents and warrants to and agrees with each of the Underwriters that:

(a)           The Manager is validly existing as a Delaware limited liability company, the Subadvisor is validly existing as a Delaware limited liability company and each Advisor has been duly organized and is in good standing under the laws of the jurisdiction of its organization, has the power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (i) could reasonably be expected, singly or in the aggregate, to have a material adverse effect on such Advisor’s performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) could reasonably be expected, singly or in the aggregate, to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business, operations or properties of such Advisor, whether or not arising from transactions in the ordinary course of business (“Advisor Material Adverse Effect”). No Advisor has any subsidiaries.

(b)           Each Advisor is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Management Agreement as an investment adviser to the Fund as contemplated by each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, in the case of the Manager, or from acting as the Subadvisor under the Subadvisory Agreement, in the case of the Subadvisor, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

(c)           Each of this Agreement, the Management Agreement, the Subadvisory Agreement, the Structuring and Syndication Fee Agreement between the Advisors and Morgan Stanley & Co. LLC (the “Morgan Stanley Fee Agreement”), the Structuring Fee Agreement between the Advisors and [NAME] (the “[NAME] Fee Agreement”) and [other agreements executed by the Advisors] (this Agreement, the Management Agreement, the Subadvisory Agreement, the Morgan Stanley Fee Agreement, the [NAME] Fee Agreement and [other agreements executed by the Manager or the Subadvisor] are referred to herein, collectively, as the “Advisor Agreements”) has been duly authorized, executed and delivered by such Advisor and complies with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. Each of the Advisor Agreements is a valid and binding agreement of such Advisor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and by equitable principles of general applicability.

(d)           The execution and delivery by each of the Advisors of, and the performance by such Advisor of its obligations under the applicable Advisor Agreement will not contravene any provision of applicable law or the organizational and operative agreements of such Advisor, or any agreements or other instrument binding upon such Advisor that is material to such Advisor, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Advisor, whether foreign or domestic. No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by any Advisor of its obligations under the applicable Advisor Agreements, except such as have been obtained and as may be required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares.

(e)           There are no legal or governmental proceedings pending or threatened to which an Advisor is a party or to which any of the properties of an Advisor is subject (i) other than proceedings accurately described in all material respects in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not, singly or in the aggregate, have an Advisor Material Adverse Effect, or on the power or ability of an Advisor to perform its obligations under this Agreement or to consummate the transactions contemplated by each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(f)            Each of the Advisors has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, except to the extent that the failure to obtain or file the foregoing would not, singly or in the aggregate, have an Advisor Material Adverse Effect or a Fund Material Adverse Effect.

(g)           Each of the Advisors has the financial resources available to it necessary for the performance of its services and obligations as contemplated in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and by the applicable Advisor Agreement.

(h)           The Management Agreement and the Subadvisory Agreement are in full force and effect and neither the Fund nor any of the Advisors are in default thereunder, and, no event has occurred which with the passage of time or the giving of notice or both would constitute a default under such document.

(i)            All information furnished by the Advisors for use in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, including, without limitation, the description of each of the Advisors, does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

(j)            There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties or operations of any Advisor from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by any Advisor which are material to an Advisor other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

(k)           Each of the Advisors maintains a system of internal controls designed to provide reasonable assurance that (i) transactions effectuated by it under the applicable Advisory Agreement are executed in accordance with its management’s general or specific authorization; and (ii) access to the Fund’s assets is permitted only in accordance with its management’s general or specific authorization.

(l)            (i) There has been no material unauthorized access or disclosure, or other similar compromise relating to any Advisors’ information technology and computer systems, data and databases used by the Fund (collectively, “IT Systems and Data”), and (ii) each of the Advisors has implemented controls, policies, procedures, and technological safeguards reasonably designed to maintain and protect the integrity, continuous operation, redundancy and security of its IT Systems and Data reasonably consistent in all material respects with industry standards and practices, or as required by applicable regulatory standards. Each of the Advisors is presently in material compliance with all applicable laws and regulations relating to the privacy and security of its IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

(m)          (i) None of the Advisors or their affiliates, or any director, officer, or employee thereof, or, to the Advisors’ knowledge, any agent or representative of the Advisors or of any of their affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any Government Official in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) each of the Advisors and its affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) the Advisors will not use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(n)           The operations of each Advisor are and have been conducted at all times in material compliance with the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Advisor with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Advisor, threatened.

(o)           (i) None of the Advisors, or any director, officer, or employee thereof, or, to the Advisors’ knowledge, any agent, affiliate or representative of the Advisors, is an individual or entity (“Advisor Person”) that is, or is owned or controlled by one or more Advisor Persons that are: (A) the subject of any Sanctions, or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria).

(ii)           The Advisors will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other Advisor Person: (A) to fund or facilitate any activities or business of or with any Advisor Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Advisor Person (including any Advisor Person participating in the offering, whether as underwriter, adviser, investor or otherwise).

(iii)            The Advisors have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Advisor Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

3.             Agreements to Sell and Purchase. The Fund hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Fund the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $[20.00] a share (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Fund agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [      ] Additional Shares at the Purchase Price, less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Firm Shares but not payable on the Additional Shares. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice, substantially in the form of Exhibit A hereto, not later than 45 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

The Fund hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period ending 180 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. The agreements contained in this paragraph shall not apply to the Shares to be sold hereunder or any Common Shares issued pursuant to the Plan.

4.            Terms of Public Offering. The Fund and the Advisors are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Representatives’ judgment is advisable. The Fund and the Advisors are further advised by the Representatives that the Shares are to be offered to the public initially at $[20.00] a share (the “Public Offering Price”), and to certain dealers selected by the Representatives at a price that represents a concession not in excess of $[ ] a share under the Public Offering Price (which Shares shall thereafter be offered to the public at the Public Offering Price).

5.            Payment and Delivery. Payment for the Firm Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at [ ] (New York City time), on [Closing Date], 2021, or at such other time on the same or such other date, not later than [10 business days after Closing Date], as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at [ ] (New York City time), on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than [45 Days After Pricing Date Plus 10 Business Days], as shall be designated in writing by the Representatives.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representatives through the facilities of DTC on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

6.             Conditions to the Underwriters’ Obligations. The respective obligations of the Fund and the Advisors and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than [ ] (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a)           Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), (1) no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; (2) in the case of the Fund, there shall not have occurred (A) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6, or (B) any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties or operations of the Fund, whether or not arising from transactions in the ordinary course of business, from that set forth in the Time of Sale Prospectus and, (3) in the case of each Advisor, there shall not have occurred (A) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6, or (B) any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties, operations, management or personnel of each Advisor, whether or not arising from transactions in the ordinary course of business, from that set forth in the Time of Sale Prospectus, the effect of which in any case referred to in clause (2) or (3) above is, in the sole judgment of the Representatives, so material and adverse and that makes it, in the Representatives’ judgment, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)           The Underwriters shall have received on the Closing Date certificates, dated the Closing Date, of the chief executive officer and chief financial officer (or officers acting in similar capacities) of the Fund and of each of the Advisors, to the effect set forth in Sections 6(a)(1), 6(a)(2) and 6(a)(3), as applicable, above and to the effect that the representations and warranties of the Fund and the Advisors contained in this Agreement are true and correct as of the Closing Date, and that the Fund and each of the Advisors has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

Each officer signing and delivering such a certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)           Each of the Advisors and the Fund shall have performed all of their respective obligations to be performed hereunder on or prior to the Closing Date.

(d)           The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Dechert LLP, counsel for the Fund, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the representatives of the Underwriters, to the effect that:

(i)            the Fund meets the requirements for the use of Form N-2 under the Acts; the Registration Statement is effective under the Securities Act and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or threatened by the Commission;

(ii)           the Fund has been duly organized, is validly existing as a statutory trust in good standing under the laws of the State of Delaware, has the power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have, singly or in the aggregate, a Fund Material Adverse Effect; and the Fund has no subsidiaries;

(iii)          the Fund is registered with the Commission as a diversified, closed-end management investment company under the Investment Company Act and, to the best of such counsel’s knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission; and to the best of such counsel’s knowledge, no person is serving or acting as an officer or trustee of, or investment adviser to, the Fund except in accordance with the provisions of the Investment Company Act and the Advisers Act;

(iv)          each Fundamental Agreement has been duly authorized, executed and delivered by the Fund and complies with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. Each Fundamental Agreement, other than this Agreement, and the Plan is a valid and binding agreement of the Fund, enforceable against the Fund in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and by equitable principles of general applicability;

(v)           none of (i) the execution and delivery by the Fund of, and the performance by the Fund of its obligations under, each Fundamental Agreement or the adoption by the Fund of the Plan, or (ii) the issuance and sale by the Fund of the Shares as contemplated by this Agreement contravenes or will contravene any provision of applicable law or Declaration and Bylaws of the Fund or, to the best of such counsel’s knowledge, any agreement or other instrument binding upon the Fund that is material to the Fund, or, to the best of such counsel’s knowledge, any judgment, order or decree of any U.S. federal or state governmental body, agency or court having jurisdiction over the Fund; and no consent, approval, authorization, order or permit of, or qualification with, any U.S. federal or state governmental body or agency, self-regulatory organization or court or other tribunal is required for the performance by the Fund of its obligations under the Fundamental Agreements or the Plan, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act, or the applicable Rules and Regulations, and such as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares;

(vi)          the authorized Shares of the Fund conforms in all material respects to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus; and the Declaration and Bylaws of the Fund, the Fundamental Agreements and the Plan conform in all material respects as to legal matters to the descriptions thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus;

(vii)         the Declaration and Bylaws of the Fund, the Fundamental Agreements and the Plan comply with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations, and all approvals of such documents required under the Investment Company Act by the Fund’s shareholders and Board of Trustees have been obtained and are in full force and effect;

(viii)        the Fundamental Agreements, except for this Agreement, and the Plan are in full force and effect, neither the Fund nor any other party to any such agreement is in default thereunder, and no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. To the knowledge of such counsel, the Fund is not currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected;

(ix)          the Common Shares outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable;

(x)           the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

(xi)           the Shares and any Common Shares outstanding prior to the issuance of the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and the Fund’s Registration Statement on Form 8-A under the Exchange Act is effective;

(xii)            the Fund does not require any tax or other rulings to enable it to qualify as a regulated investment company under Subchapter M of the Code;

(xiii)         the statements relating to legal matters, documents or proceedings included in (i) the Time of Sale Prospectus and the Prospectus under the captions “Description of Capital Structure”, “Certain Provisions in the Declaration of Trust and Bylaws”, “Material U.S. Federal Income Tax Considerations” and “Underwriters” in each case fairly summarize in all material respects such matters, documents or proceedings;

(xiv)        the descriptions in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus of U.S. statutes, regulations and legal or governmental proceedings are accurate in all material respects and fairly summarize the matters referred to therein;

(xv)         after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Fund is a party or to which any of the properties of the Fund is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

(xvi)        the Notification and any supplements or amendments thereto (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Acts and the Rules and Regulations;

(xvii)       each Omitting Prospectus complies with the requirements of Rule 482, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the information contained therein not misleading and complied and will comply in all material respects with the Acts, the Rules and Regulations and the rules and regulations of FINRA; and all advertisements authorized in writing by the Fund for use in the offering of the Shares complied and will comply with the requirements of the Acts, the applicable Rules and Regulations and the rules and regulations of FINRA; and

(xviii)      (A) in the opinion of such counsel, the Registration Statement, the Time of Sale Prospectus and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Acts and the applicable Rules and Regulations, and (B) nothing has come to the attention of such counsel that causes such counsel to believe that (1) the Registration Statement or the prospectus and statement of additional information included therein (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Time of Sale Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of the date of this Agreement or as amended or supplemented, if applicable, as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (3) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need not express any belief) as of its date or as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

With respect to Section 6(d)(xviii) above, Dechert LLP may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, Time of Sale Prospectus and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

(e)           The Underwriters shall have received on the Closing Date (i) an opinion and negative assurance letter of [NAME OF COUNSEL FOR THE MANAGER], counsel for the Manager, and (ii) an opinion of [NAME OF SUBADVISOR’S COUNSEL], counsel for the SUBADVISOR, each dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the representatives of the Underwriters, to the effect that:

(i)            The Manager is validly existing as a Delaware limited liability company, the Subadvisor is validly existing as a Delaware limited liability company and each Advisor has been duly organized and is in good standing under the laws of the jurisdiction of its organization, has the power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have an Advisor Material Adverse Effect;

(ii)            The Manager and the Subadvisor are each duly registered as an investment adviser under the Advisers Act and are not prohibited by the Advisers Act or the Investment Company Act from acting under the applicable Advisory Agreement as an investment adviser, or Subadvisor, as applicable, to the Fund or [capacity in other agreements executed by any Advisor], as contemplated by each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the best of such counsel’s knowledge, threatened by the Commission;

(iii)            each of the Advisor Agreements has been duly authorized, executed and delivered by the applicable Advisor and complies with all applicable provision of the Acts, the Advisers Act and the applicable Rules and Regulations. Each of the Advisor Agreements is a valid and binding agreement of the applicable Advisor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and by equitable principles of general applicability;

(iv)            the execution and delivery by each of the Advisors of, and the performance by the Advisors of their respective obligations under, the Advisor Agreements will not contravene any provision of applicable law or the organizational and operative agreements of any of the Advisors, or, to the best of such counsel’s knowledge, any agreement or other instrument binding upon any Advisor that is material to an Advisor, or, to the best of such counsel’s knowledge, any judgment, order or decree of any U.S. federal or state governmental body, agency or court having jurisdiction over an Advisor, and no consent, approval, authorization, order or permit of, or qualification with, any U.S. federal or state governmental body or agency, self-regulatory organization or court or other tribunal, is required for the performance by an Advisor of its obligations under the applicable Advisor Agreement, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, and such as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares;

(v)            after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which an Advisor is a party or to which any of the properties of an Advisor is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; or statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

(vi)            the description of the Advisors in the Time of Sale Prospectus and the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(vii)            nothing has come to the attention of such counsel that causes such counsel to believe that (1) the Registration Statement or the prospectus and statement of additional information included therein (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Time of Sale Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of the date of this Agreement or as amended or supplemented, if applicable, as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (3) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need not express any belief) as of its date or as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)            The Underwriters shall have received on the Closing Date the favorable opinion and negative assurance letter of Clifford Chance US LLP, counsel for the Underwriters, dated the Closing Date, and covering such matters as the Underwriters shall reasonably request. In rendering the opinion described in this Section 6(f), as to matters of Delaware law, Clifford Chance may rely on the opinion of [NAME OF DELAWARE COUNSEL FOR THE FUND] and such opinion of [NAME OF DELAWARE COUNSEL FOR THE FUND] shall expressly permit reliance thereon by Clifford Chance for purposes of rendering the foregoing opinion.

[In rendering the opinions described in Section 6(d) above, as to matters of Delaware law, Dechert LLP may rely on the opinion of [NAME OF LOCAL COUNSEL], so long as a copy of such opinion of [NAME OF LOCAL COUNSEL] is delivered to the Representatives and is in form and substance satisfactory to the Representatives and the Representatives’ counsel, and such opinion of [NAME OF LOCAL COUNSEL] expressly permits reliance thereon by Dechert LLP for purposes of rendering the foregoing opinion.]

(g)            The Underwriters shall have received on the Closing Date a certificate from a duly authorized officer of each of the Custodian and the Transfer Agent, certifying that the Custodian Agreement and the Transfer Agency Agreement, as applicable, is in full force and effect and is a valid and binding agreement of the Custodian or the Transfer Agent, as applicable.

(h)            The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(i)            All filings, applications and proceedings taken by the Fund and the Advisors in connection with the organization and registration of the Fund and the Shares under the Acts and the applicable Rules and Regulations shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(j)            No action, suit, proceeding, inquiry or investigation shall have been instituted or threatened by the Commission which would adversely affect the Fund’s standing as a registered investment company under the Investment Company Act or the standing of the Advisors as registered investment advisers under the Advisers Act.

(k)            The Shares shall have been duly authorized for listing on the New York Stock Exchange, subject only to official notice of issuance thereof.

(l)            On the Closing Date, the Advisors shall deliver to each of the other parties to the Fee Agreements copies of the Agreements, executed by the Advisors and dated the Closing Date, together with reproduced copies of such agreements executed by the Advisors for each of the other parties.

(m)            The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of the following:

(i)            certificates, dated the Option Closing Date, of the chief executive officer and chief financial officer (or officers acting in similar capacities) of the Fund and each of the Advisors, confirming that the certificates delivered on the Closing Date pursuant to Section 6(b) hereof remain true and correct as of such Option Closing Date;

(ii)            an opinion and negative assurance letter of Dechert LLP, counsel for the Fund, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(d) hereof;

(iii)            an opinion and negative assurance letter of [NAME OF MANAGER’S COUNSEL], counsel for the Manager, and an opinion of [NAME OF SUBADVISOR’S COUNSEL], counsel for the SUBADVISOR, each dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(e) hereof;

(iv)            an opinion and negative assurance letter of Clifford Chance US LLP, counsel for the Underwriters, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(f) hereof;

(v)            a certificate, dated the Option Closing Date, from a duly authorized officer of each of the Custodian and the Transfer Agent, confirming that the certificate delivered on the Closing Date pursuant to Section 6(g) hereof remains true and correct as of such Option Closing Date;

(vi)            a certificate, dated the Option Closing Date, from a duly authorized officer of each of the Advisors, confirming that the certificate delivered on the Closing Date pursuant to Section 6(h) hereof remains true and correct as of such Option Closing Date;

(vii)            a letter dated the Option Closing Date, in form and substance satisfactory to the Underwriters, from KPMG LLP independent public accountants, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 6(i) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than three business days prior to such Option Closing Date; and

(viii)            such other documents as the Representatives may reasonably request with respect to the good standing of the Fund and each of the Advisors, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

7.            Covenants of the Fund and the Advisors. In further consideration of the agreements of the Underwriters herein contained, the Fund and the Advisors, jointly and severally, covenant and agree with each Underwriter as follows:

(a)            To notify the Representatives immediately, and confirm such notice in writing, (i) of the institution of any proceedings pursuant to Section 8(e) of the Investment Company Act and (ii) of the happening of any event during the period mentioned in Section 7(h) below which in the judgment of the Fund makes any statement in the Notification, the Registration Statement the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus untrue in any material respect or which requires the making of any change in or addition to the Notification, the Registration Statement, the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus in order to make the statements therein not misleading in any material respect. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or an order pursuant to Section 8(e) of the Investment Company Act, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

(b)            To furnish to the Representatives, without charge, three signed copies of each of the Notification and the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of each of the Notification and the Registration Statement (without exhibits thereto) and to furnish to the Representatives in New York City, without charge, prior to [      ] (New York City time) on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(e) below, as many copies of the Time of Sale Prospectus, Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

(c)            Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably objects, and to file with the Commission within the applicable period specified in Rule 497 under the Securities Act any prospectus required to be filed pursuant to such Rule.

(d)            To furnish to the Representatives a copy of each proposed Omitting Prospectus and Fund free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Fund and not to use or refer to any proposed Omitting Prospectus or Fund free writing prospectus to which the Representatives reasonably objects.

(e)            Not to take any action that would result in an Underwriter being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(f)            If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(g)            The Fund will use the net proceeds received by it from the sale of the Shares in the manner specified in the Time of Sale Prospectus and the Prospectus.

(h)            The Fund and the Advisors will not take any action designed to cause or result in the manipulation of the price of any security of the Fund to facilitate the sale of Shares in violation of the Acts or the Exchange Act and the applicable Rules and Regulations, or the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of Shares.

(i)            If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Fund) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(j)            To use its best efforts to maintain the Fund’s qualification as a regulated investment company under Subchapter M of the Code.

(k)            To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request.

(l)            To make generally available to the Fund’s security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Fund occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the Rules and Regulations, including Rule 158, of the Commission thereunder.

(m)            The Fund will endeavor to comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its reasonable best efforts to cause the Fund’s trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(n)            Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Fund and the Advisors under this Agreement, including: (i) the fees, disbursements and expenses of the Fund’s counsel and the Fund’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Notification, the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any Omitting Prospectus, any Sales Material and any Fund free writing prospectus prepared by or on behalf of, used by, or referred to by the Fund and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(k) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA, in the amount of $30,000 (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Shares and all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Fund relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Fund, travel and lodging expenses of the representatives and officers of the Fund and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Fund hereunder for which provision is not otherwise made in this Section. The Fund and the Advisors agree that the Advisors will pay (a) all organizational expenses of the Fund and all of the foregoing costs and expenses incident to the performance of the obligations of the Fund under this Agreement and (b) the foregoing costs and expenses incident to the performance of the obligations of the Advisors under this agreement. In addition, the Advisors agree to pay an amount equal to $[        ] per Share sold under this Agreement to Morgan Stanley, on behalf of the Underwriters, on the Closing Date and each Option Closing Date, as applicable. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution” and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

(o)            The Fund will not declare or pay any dividend or other distribution on any of the Common Shares unless a holder of such Common Shares that was not a holder of record until the close of business on [45 Days After Pricing Date Plus 10 Business Days] would be entitled to receive the full amount thereof.

(p)            The Fund and each of the Advisors will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Fund and each of the Advisors undertake to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification.

(q)            If at any time following the distribution of any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act there occurred or occurs an event or development as a result of which such Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Fund will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

8.            Indemnity and Contribution. (a) Each of the Fund and the Advisors, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each agent of any Underwriter and each director, officer or affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Omitting Prospectus, any preliminary prospectus (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, the Prospectus, any Sales Material, or any amendment or supplement thereto, or any Testing-the-Waters Communication, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Fund or the Advisors in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters through the Representatives consists of the information described as such in paragraph (b) below.

(b)            Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Fund and the Advisors, its directors or trustees (as the case may be), and each officer of the Fund who signs the Registration Statement and each person, if any, who controls the Fund or any Advisors within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Fund and the Advisors to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Fund or the Advisors in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, any Fund free writing prospectus, any Omitting Prospectus or Prospectus or any amendments or supplements thereto, it being understood and agreed that the only such information furnished by the Underwriters through you consists only of the names of the Underwriters on the cover page of the Prospectus and the information contained in the chart containing the names of the various underwriters, and [       ], each under the heading “Underwriters” contained in the Prospectus.

(c)            In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, all persons who are agents of any Underwriter or all persons who are directors, officers and affiliates of any Underwriters within the meaning of Section 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Fund, its trustees, its officers who sign the Registration Statement and each person, if any, who controls the Fund within the meaning of either such Section, and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Advisors, their directors or trustees, as the case may be, and each person, if any, who controls any of the Advisors within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons, agents, directors, officers and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Fund, and such trustees, officers and control persons of the Fund, such firm shall be designated in writing by the Fund. In the case of any such separate firm for the Advisors, and such directors and control persons of the Advisors, such firm shall be designated in writing by the Advisors. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)            To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisors on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Fund and the Advisors on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Advisors on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Fund and the Advisors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund or any of the Advisors or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. Each of the Advisors agrees to pay any amounts that are payable by the Fund pursuant to this paragraph to the extent that the Fund fails to make all contributions required to be made by the Fund pursuant to this Section 8.

(e)            The Fund, the Advisors and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)            The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Fund and each of the Advisors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any agent of any Underwriter or any director, officer and affiliate of any Underwriter or by or on behalf of any of the Advisors, their officers or directors or any person controlling the Advisors or by or on behalf of the Fund, its officers or trustees or any person controlling the Fund and (iii) acceptance of and payment for any of the Shares.

9.            Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Fund, if after the execution and delivery of this Agreement and prior to the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Fund shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities, (v) there has been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or prospects of the Fund or the Advisors, whether or not arising in the ordinary course of business or (vi) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and which, singly or together with any other event specified in this Section 9, makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, Time of Sale Prospectus or the Prospectus.

10.            Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Fund for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Fund or the Advisors. In any such case either the Representatives or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Fund or any of the Advisors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Fund or any of the Advisors shall be unable to perform its obligations under this Agreement, the Fund and the Advisors, jointly and severally, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11.            Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Fund, the Advisors and the Underwriters with respect to the preparation of any preliminary prospectus, the Registration Statement, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)            The Fund and the Advisors acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Fund, the Advisors or any other person, (ii) the Underwriters owe the Fund and the Advisors only those duties and obligations set forth in this Agreement, any contemporaneous written agreement and prior written agreements (to the extent not superseded by this Agreement), if any, (iii) the Underwriters may have interests that differ from those of the Fund and the Advisors and (iv) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to the Fund or the Advisors. The Fund and the Advisors waive to the full extent permitted by applicable law any claims any of them may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

12.            Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United State.

(b)            In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 12, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

13.            Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

14.            Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15.            Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

16.            Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to Morgan Stanley in care of: Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; and [NAME] (fax no.: ([__]) [___]-[____]) and confirmed to the General Counsel, [NAME], at [ADDRESS], Attention: General Counsel; and if to the Fund or the Advisors, shall be delivered, mailed or sent to [____], Attention: [_____].

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Very truly yours,

MAINSTAY CBRE GLOBAL INFRASTRUCTURE MEGATRENDS FUND

By:
Name:
Title:

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:
Name:
Title:

CBRE INVESTMENT MANAGEMENT LISTED REAL ASSETS LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Morgan Stanley & Co. LLC
[NAME]
[Names of Other Joint Book-Running Managers]

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	Morgan Stanley & Co. LLC

By:
Name:
Title:

By:	[NAME]

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Morgan Stanley & Co. LLC
[NAME]

Total:

I-1

SCHEDULE II

Omitting Prospectuses

1.	Retail Omitting Prospectus:

Investor Brochure

2.	The following documents labeled “For Registered Representative Use Only”:

[Financial Advisor Reference Guide]

[OTHER MATERIALS TO BE CONSIDERED]

II-1

SCHEDULE III

Pricing Information

1. Number of Firm Shares Sold: [   ]

2. Number of Additional Shares: [   ]

III-1

[FORM OF]

OPTION EXERCISE NOTICE

[OPTION EXERCISE DATE]

[Fund]

[Manager]

[Address]

Ladies and Gentlemen:

We refer to the Underwriting Agreement dated [PRICING DATE] (the “Underwriting Agreement”) among the Fund, the Manager, the Subadvisor and Morgan Stanley & Co. LLC and [NAME], as representatives of the several Underwriters listed in Schedule I thereto; capitalized terms being used herein as therein defined. We hereby exercise an option to purchase [NUMBER OF SHARES AS TO WHICH OPTION IS BEING EXERCISED] Additional Shares, on the basis of the representations and warranties contained in the Underwriting Agreement, and subject to its terms and conditions. Such Additional Shares will be purchased on [OPTION CLOSING DATE] (which shall be an Option Closing Date) at the offices of Clifford Chance US LLP, New York, New York, at 10:00 A.M. (New York City time). This option exercise is without prejudice to the Underwriters’ right under the Underwriting Agreement to exercise one or more options covering some or all of the remaining Additional Shares.

Very truly yours,

Morgan Stanley & Co. LLC [NAME] as representatives of the several underwriters listed in Schedule I to the Underwriting Agreement

Morgan Stanley & Co. LLC

By:
Name:
Title: